Exhibit 10.9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED

WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

NANTONG CELLULOSE - RAYONIER

CELLULOSE SPECIALTIES AGREEMENT

Rayonier Performance Fibers, LLC (“Rayonier”) with a business address at 4470 Savannah Highway, Jesup, Georgia, 31545 agrees to sell and Nantong Cellulose Fibers Co., Ltd. (“Buyer”) with a business address at 27, East Zhong Xiu Road, Nantong, Jiangsu Province 226008, China, agrees to purchase the Product(s) described below, subject to the terms and conditions stated in this Cellulose Specialties Agreement (“Agreement”).

(1)	TERM: The term of this Agreement shall be from January 1, 2012 to December 31, 2014.

(2)	PRODUCTS: *** and any other mutually agreed-upon grades of chemical cellulose.

(3)	QUANTITY AND DELIVERIES:

(a) Buyer shall purchase and Rayonier shall sell the following annual quantities:

2012 ***

2013 ***

2014 ***

(b) The specific quantities, grades, delivery dates, and terms of each individual shipment shall be set forth in Rayonier’s Pulp Sales Contract applicable to such shipment.

(c) *** of each year Buyer may request that the volume for the coming year be greater than that shown in (a) above. Rayonier will accept a volume increase of up to ***% above the ***. Any additional volume requested in excess of ***% will be negotiated and subject to the signed written agreement of Rayonier and Buyer.

(4)	PRICE AND TERMS:

(a) Payment terms shall be ***.

(b) The delivered price minus *** during the term of this Agreement shall be equal to the sum of: ***.

(5)	***

(6)	***

(7)	***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED

WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

(8)	AUDIT RIGHTS: Buyer shall have reasonable audit rights regarding the calculation of Price. Specifically, Buyer may inspect Rayonier’s records (via a mutually agreed-upon accounting firm, such agreement upon the accounting firm shall not to be unreasonably withheld or delayed) to verify the Price. The accounting firm making such inspection shall be required to sign a reasonable confidentiality agreement provided by Rayonier and shall report only that Rayonier is in compliance with the pricing mechanism, and if not, the amount of such discrepancy in price. Upon receipt by Rayonier of a report showing such discrepancy, Rayonier shall revise the applicable price charged to Buyer so that such discrepancy no longer exists. Buyer shall be solely responsible for all expenses associated with such audit, provided, however, that in the event the accounting firm determines there is a discrepancy in Rayonier’s calculation of the Price for any year, and if the aggregate price for all Product shipped to Buyer during such year exceeds *** percent (***%) of the aggregate price for said Product as determined by the accounting firm for said years, Rayonier shall be responsible for the accounting firm’s expenses associated with the audit for such period. Audit rights under this Article shall be limited to one (1) audit per calendar year, and such audits may only be requested during the first three (3) months of the calendar year following the year for which the audit is intended, and the audit report must be delivered within six (6) months of the day the audit request is delivered. Any failure to deliver a request for an audit, or to deliver an audit report, within these time constraints shall constitute a waiver of such an audit.

(9)	ASSIGNMENT: This Agreement shall not be assigned in whole or part without the express written consent of the other party, except that either party may assign its interest to a subsidiary or other affiliated company wholly owned by such assigning party or its affiliate.

(10)	CONSTRUCTION OF AGREEMENT: This Agreement, and all sales of chemical cellulose made pursuant hereto, are subject to the General Terms of Sale set forth in Exhibit A, all of which are included herein and by reference made a part hereof. The parties anticipate that either Nantong or Rayonier may employ as an administrative matter purchase orders, order confirmations, contracts of sale or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form, other than terms which are consistent with this Agreement and which identify a specific shipment, shall apply to any sale pursuant hereto. This Agreement may be altered or added to only by express agreement in writing signed by Nantong Cellulose Fibers Co., Ltd. and Rayonier, and no such agreement shall be implied by any act of shipment or acceptance of chemical cellulose. This Agreement may be made in duplicate in English and one or more other languages, in the event of a conflict between the English language text and a duplicate translation, the English language text shall govern.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED

WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Executed in duplicate this             day of             , 2010.

NANTONG CELLULOSE FIBERS CO., LTD	RAYONIER PERFORMANCE FIBERS, LLC

/s/ Liu Jingru	/s/ Lee M. Thomas
Name: Liu Jingru	Name: Lee M. Thomas
Title: Chairman, Board of Directors	Title: Chairman, and Chief Executive Office

Dated: 2011/11/3	Dated:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED

WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit A to Cellulose Specialties Agreement

Rayonier

GENERAL TERMS OF SALE

(1) TITLE; DEFINITION OF “PORT OF ENTRY:” Unless contrary provisions specifically referring to title and/or risk of loss are set forth in the Agreement to which these General Terms of Sale are attached as an exhibit or on the face of any Pulp Sales Contract entered into pursuant thereto, title and risk of loss or damage to all products deliverable hereunder, including Wood Pulp and Chemical Cellulose (hereinafter for convenience called “Cellulose”) shall pass to the Buyer, regardless of time, terms or method of payment and without diminution or release of Seller’s security interest therein: (i) in the event the terms of sale specified in the applicable Pulp Sales Contract are F.O.B., upon tender of delivery by Seller aboard common carrier at such F.O.B. location; (ii) in the event the terms of sale specified in the applicable Pulp Sales Contract are C. & F., when the relevant shipment is loaded on board the carrying vessel at the Port of Exit; (iii) in the event the terms of sale specified in the applicable Pulp Sales Contract are C.I.F., when the vessel carrying the relevant shipment arrives dockside at the Port of Entry; (iv) in the event the terms of sale specified in the applicable Pulp Sales Contract are Free Terminal, when the relevant shipment is delivered inside such terminal; (v) in the event the terms of sale specified in the applicable Pulp Sales Contract are F.A.S., upon delivery alongside the carrying vessel at the Port of Exit identified in such terms or on a dock designated and provided by the Buyer at such Port of Exit; or (vi) in the event the terms of sale specified in the applicable Pulp Sales Contract are DDU, when the relevant shipment is delivered at the named place of destination, provided, however, that Buyer shall bear all risk of loss or damage resulting from Buyer’s failure to clear the products for import in time. As used in these General Terms, “Port of Entry” means the port outside of the United States of America at which the carrying vessel actually docks for purposes of unloading the Cellulose, regardless of whether such port is identified in the C.I.F. terms on the applicable Pulp Sales Contract.

(2) WEIGHT: In case of Cellulose “Ton” means “Metric Ton” 1,000 kgs. on an airdry basis (i.e., 90% bone-dry Cellulose by weight and 10% moisture) and usual packaging materials.

(3) SHIPPING COST AND TAXES: ***

(4) QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

(5) CLAIMS: In the event the Buyer’s location to which the Cellulose is being shipped is located in the United States of America or Canada, all claims relating to any shipment must be made in writing within *** after arrival of shipment at destination and in no event later than *** after date of shipment from Seller’s mill. In the event the Buyer’s location to which the Cellulose is being shipped is located outside of the United States of America or Canada, all claims relating to any shipment must be made in writing within*** after arrival of the shipment at Port of Entry. A reasonable quantity of such shipment shall be held intact by Buyer pending examination. No defect or nonconformity in any shipment or installment shall excuse the Buyer from accepting and paying for any shipment or installment as to which no defect or nonconformity shall exist; but the Seller, at its option, may treat default in payment for any shipment or installment as a breach of the entire Agreement to which these General Terms of Sale are attached as an exhibit or as a breach of any Pulp Sales Contract entered into pursuant thereto and pursue its rights as described and referred to in paragraph 10.

(6) TESTS: In the event of a dispute as to the moisture content of any Cellulose, a retest shall be made in accordance with the procedures for the ***. The Buyer shall, however, pay the invoice for the Cellulose in full, when due, subject to the result of the retest. If the difference in moisture between that described herein or in the applicable Pulp Sales Contract on the one hand and that determined by retesting on the other hand does not exceed l% moisture, the cost of retesting shall be borne by the Buyer; otherwise, an appropriate adjustment shall be made to the invoice in accordance with the results of the retests and the Seller shall bear the cost of the retest.

(7) SELLER’S LIABILITY: Seller warrants that the Cellulose shall comply with the description set out in the ***, BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Seller’s liability hereunder shall in any case be limited to not exceed the purchase price of the particular delivery giving rise to a claim by the Buyer. Seller shall not be liable for any special, incidental, indirect, punitive or consequential damages, including, but not limited to,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED

WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

loss of use, or loss of profit, breach of contract between Buyer and any third party, negligence or any other cause of action, nor for cost of litigation related thereto.

(8) CONTINGENCIES: In the event of any contingency preventing or substantially interfering with the production, shipment or delivery of the products deliverable hereunder, including but not limited to such contingencies as fire, accident, sabotage, act of war or the public enemy, uprising, riot, restraint by any government, regulation, rule or order (whether or not actually valid) of any governmental agency or authority, the fixing of price ceilings on any products deliverable hereunder by a governmental agency or authority below prices agreed to for such products by the Seller and the Buyer, strike, sitdown, lockout, labor dispute, shortage of labor, fuel, power or raw materials, embargo, restriction or scarcity of transportation facilities, act of God or other cause beyond the control of either party, restrictions as to contracts, materials and shipping, and allocations or priorities, the Seller shall be under no obligation during such contingency to make shipments if the contingency shall be one immediately affecting the Seller and the shipments which otherwise would have been made during such period shall be canceled unless the Buyer and Seller otherwise mutually agree. If the contingency shall be one immediately affecting the Buyer, the Buyer shall be under no obligation during the period thereof to accept shipments except such as have been delivered to common carrier prior to the receipt by the Seller of notice from the Buyer of such contingency. ***

(9) SOURCE OF SHIPMENT: ***

(10) DEFAULTS: If the Buyer shall be in default for *** in payment due, or if the Buyer shall default in the performance of any other obligation, term or condition hereof, of the Agreement to which these General Terms of Sale are attached as an exhibit or of any Pulp Sales Contract entered into pursuant thereto, or if the Buyer or the Seller shall become insolvent, admit in writing its inability to pay its debts as they mature, file a petition in proceedings in bankruptcy or insolvency or for reorganization or liquidation or relief under any bankruptcy, insolvency or debtor laws, make an assignment for the benefit of creditors, consent to the appointment of a receiver of it or of any substantial part of its property, be adjudicated a bankrupt or insolvent on a petition filed against it in bankruptcy or under insolvency or debtor laws, or if an order shall be made by any court appointing a receiver of either Buyer or Seller or of any substantial part of the property of either, or if any court shall assume custody or control of either the Buyer or Seller or of any substantial part of the property of either; then, and in any such event, the non-defaulting party may, at its option, without demand or notice of any kind and without prejudice to any other remedies afforded it under the Uniform Commercial Code, under any other applicable law or otherwise, either suspend performance hereunder during the continuance of such event (in which event, if the non-defaulting party elects, the Agreement to which these General Terms of Sale are attached as an exhibit and/or any Pulp Sales Contract entered into pursuant thereto shall be deemed extended for a period of time equal to that during which performance has been suspended) or terminate the Agreement to which these General Terms of Sale are attached as an exhibit, any Pulp Sales Contract entered into pursuant thereto and/or any other contracts with the defaulting party without prejudice to any right of action for damages against the defaulting party.

(11) ASSIGNMENT: The agreement to which these General Terms of Sale are attached as an exhibit and each Pulp Sales Contract entered into pursuant thereto shall bind the respective successors and assigns of the parties thereto, but none of Buyer’s rights or obligations thereunder may be assigned without the Seller’s prior written consent, except to a subsidiary or affiliated corporation of the Buyer, provided that such assignment shall not relieve the assignor of its obligation thereunder. Any such assignment without the Seller’s written consent shall be void.

(12) SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in the Agreement to which these General Terms of Sale are attached as an exhibit, and any applicable Pulp Sales Contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

(13) NOTICE: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to Seller at 4470 Savannah Highway, P.O. Box 2070, Jesup, Georgia 31598, U.S.A., Attention: Vice President, Pulp Marketing, and to Buyer at its address appearing in the Agreement to which these General Terms are attached as an exhibit, or to such other address for either party as that party may by proper notice designate.

(14) GOVERNING LAWS: These General Terms of Sale, the Agreement to which they are attached as an exhibit and each Pulp Sale Contract entered into pursuant thereto shall be interpreted and construed in accordance with the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

laws of the ***. The application of the U.N. Convention on Contracts for the International Sale of Goods is expressly excluded.

(15) COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Pulp Sale Contract entered into pursuant thereto, the Seller shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

(16) DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at Buyer’s location to which the Cellulose is being shipped or to any foreign Port of Entry, through no fault of Seller, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by the Buyer.